                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ____________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported):  July 29, 1997

                              HOLLYWOOD PARK, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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


           Delaware                    0-10619            95-3667491
  (STATE OR OTHER JURISDICTION      (COMMISSION          (IRS EMPLOYER
       OF INCORPORATION)            FILE NUMBER)      IDENTIFICATION NO.)

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1050 South Prairie Avenue, Inglewood, California             90301
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)



      Registrant's telephone number, including area code:  (310) 419-1500
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ITEM 5.   OTHER EVENTS.

          On July 29, 1997, the Registrant issued a press release announcing that it had exercised its option to redeem all 2,749,900 of its outstanding Depositary Shares and the related shares of its $70 Convertible Preferred Stock. On August 7, 1997, the Registrant mailed a notice of the redemption to record holders of its Depositary Shares. As a result of the redemption, effective August 28, 1997, each outstanding Depositary Share will be converted into 0.8333 shares of the Registrant's Common Stock, such that up to 2,291,583 new Common Shares may be issued in the aggregate.

          A copy of the July 29th press release is attached as Exhibit 99.1 and is incorporated herein by reference, and a copy of the notice of the redemption is attached as Exhibit 99.2 and is incorporated herein by reference.






                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                HOLLYWOOD PARK, INC.



Date:  August 11, 1997          By: /s/ G. Michael Finnigan
                                   ---------------------------------------
                                   G. Michael Finnigan
                                   President, Sports and Entertainment,
                                   Executive Vice President, Treasurer and
                                   Chief Financial Officer
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                                 Exhibit Index
                                 -------------



No.    Document
---    --------

99.1   Press Release
99.2   Notice of Redemption

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